Deferred consideration (Details Narrative) $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
IfrsStatementLineItems [Line Items]
Liability increase and decrease description	A 1% increase or decrease in the discount rate would decrease or increase the liability by approximately £0.13 million (2024: £0.03 million) and £0.01 million (2024: £0.03 million), respectively.
Emtora [Member]
IfrsStatementLineItems [Line Items]
Quarterly payments	$ 250